Fees Summary	Dec. 18, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 6,037,500.00
Previously Paid Amount	0.00
Total Fee Amount	833.78
Total Offset Amount	0.00
Net Fee	$ 833.78